Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory, which is intended to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The amendments in ASU 2016-16 eliminate the current requirement to defer the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2017 for public business entities, on a modified retrospective basis. Early adoption is permitted as of the beginning of an annual reporting period for which interim or annual financial statements have not been issued. We adopted the amendments in the first quarter of 2018 and this resulted in approximately a $170 million benefit to accumulated deficit. The benefit relates to certain deferred intercompany gains/losses, mostly in connection with a series of intercompany transactions in 2011 and 2017 and related steps that reorganized the ownership of our assets among our subsidiaries.
On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act includes a number of provisions, including the lowering of the U.S. corporate tax rate from 35 percent to 21 percent, effective January 1, 2018. The Act limits our U.S. interest expense deductions to approximately 30 percent of EBITDA through December 31, 2021 and approximately 30 percent of earnings before net interest and taxes thereafter. The Act also introduced a new minimum tax, the Base Erosion Anti-Abuse Tax (“BEAT”). We are treating the BEAT as a period cost.
The Company recognized the income tax effects of The Act in its 2017 financial statements in accordance with Staff Accounting Bulletin No. 118, which provides SEC staff guidance for the application of ASC Topic 740, Income Taxes, in the reporting period in which The Act was signed into law.
The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Accordingly, the company’s U.S. deferred tax assets and liabilities were remeasured to reflect the reduction in the U.S. corporate income tax rate from 35 percent to 21 percent, resulting in a $28.0 million decrease in net deferred tax liabilities as of December 31, 2017.
On July 2, 2018, we implemented a series of internal transactions and related steps that reorganized the ownership of certain of our assets among our subsidiaries in order to enhance our ability to efficiently transact business (the “2018 Internal Reorganization”). The 2018 Internal Reorganization resulted in the majority of our operations being owned by a U.S. partnership, with our wholly owned Luxembourg and U.S. subsidiaries as partners. Our tax expense recorded in the year ended December 31, 2018 was largely attributable to the 2018 Internal Reorganization, during which we recorded a deferred tax liability associated with the partners’ outside basis in the partnership.
The following table summarizes our total income (loss) before income taxes (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Domestic income (loss) before income taxes	$938,156	$(18,149)	$(424,590)
Foreign income (loss) before income taxes	71,942	(85,535)	(41,031)
Total income (loss) before income taxes	$1,010,098	$(103,684)	$(465,621)

The primary reason for the variance in domestic income before income tax was that our Luxembourg entities recorded a net gain on the extinguishment of debt in 2016. No comparable amount was recorded in 2017 or 2018.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Current income tax provision (benefit)
Domestic	$(35)	$(125)	$792
Foreign	25,721	27,309	50,117
Total	25,686	27,184	50,909
Deferred income tax provision (benefit):
Domestic	(80)	72	—
Foreign	(9,620)	43,874	79,160
Total	(9,700)	43,946	79,160
Total income tax provision:	$15,986	$71,130	$130,069

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 26.01% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2018
Expected tax provision (benefit) at Luxembourg statutory income tax rate	$295,150	$(28,078)	$(121,108)
Foreign income tax differential	51,787	66,242	2,216
Lux Financing Activities	(8,279)	30,232	51,250
Tax deductible impairment charges in Luxembourg subsidiaries	(1,280,759)	—	—
Change in tax rate	416,156	(28,250)	(684)
Changes in unrecognized tax benefits	(1,629)	(79)	(2,205)
Changes in valuation allowance	554,479	40,853	746,905
Tax effect of 2011 Intercompany Sale	(6,701)	(6,073)	1,655
Foreign tax credits	(5,480)	(3,107)	138
Research and development tax credits	(3,275)	(2,786)	—
2018 Internal Reorganization	—	—	(549,382)
Other	4,537	2,176	1,284
Total income tax provision	$15,986	$71,130	$130,069

The majority of our operations are located in Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated taxable income for the year ended December 31, 2018, largely due to the 2018 Internal Reorganization. The taxable income generated by our Luxembourg group was offset by available net operating loss carryforwards. Due to the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense reported in the consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in Brazil, and for 2018, the impacts of the 2018 Internal Reorganization.
The following table details the composition of the net deferred tax balances as of December 31, 2017 and 2018 (in thousands):

	As of December 31, 2017	As of December 31, 2018
Long-term deferred taxes, net	$(48,434)	$(82,488)
Other assets	14,583	20,969
Net deferred taxes	$(33,851)	$(61,519)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2017	As of December 31, 2018
Deferred tax assets:
Accruals and advances	$17,169	$6,001
Amortizable intangible assets	13,421	1,133,702
Non-Amortizable intangible assets	147,332	42,265
Performance incentives	7,289	—
Customer deposits	16,064	3,404
Bad debt reserve	2,033	1,350
Accrued retirement benefits	43,592	—
Disallowed interest expense carryforward	75,546	74,825
Net operating loss carryforward	3,840,759	2,964,634
Tax credits	11,335	12,235
Tax basis differences in investments and affiliates	—	78,950
Other	8,418	2,346
Total deferred tax assets	4,182,958	4,319,712
Deferred tax liabilities:
Satellites and other property and equipment	(266,330)	(80,376)
Amortizable intangible assets	(366,777)	(8,948)
Non-amortizable intangible assets	(103,730)	(31,359)
Tax basis differences in investments and affiliates	(6,753)	(51,645)
Other	(16,875)	(5,654)
Total deferred tax liabilities	(760,465)	(177,982)
Valuation allowance	(3,456,344)	(4,203,249)
Total net deferred tax liabilities	$(33,851)	$(61,519)

As of December 31, 2017 and 2018, our consolidated balance sheets included a deferred tax asset in the amount of $3.8 billion and $3.0 billion, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards. In addition, our balance sheets as of December 31, 2017 and December 31, 2018 included $15.4 million and $12.2 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of tax credit carryforwards. As of December 31, 2018, we had tax-effected U.S. federal, state and other foreign tax net operating loss carryforwards of $64.7 million expiring, for the most part, between 2023 and 2037, and tax effected Luxembourg net operating loss carryforwards of $2.9 billion without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense, satellite depreciation and amortization and impairment charges related to investments in subsidiaries, goodwill and other intangible assets. Our research and development credit of $0.07 million may be carried forward to 2037. Our foreign tax credit of $12.1 million may be carried forward to 2026.
Our valuation allowance as of December 31, 2017 and 2018 was $3.5 billion and $4.2 billion, respectively. Almost all of the valuation allowance relates to Luxembourg net operating loss carryforwards and deferred tax assets created by differences between the U.S. GAAP and the Luxembourg tax basis in our assets. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg and U.S. subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable. Our valuation allowance as of December 31, 2018 also relates to certain deferred tax assets in our U.S. subsidiaries, including foreign tax credit carryforward and disallowed interest expense carryforward.
The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2017	2018
Balance at January 1	$36,167	$31,380
Increases related to current year tax positions	2,193	928
Increases related to prior year tax positions	304	234
Decreases related to prior year tax positions	(3)	(81)
Expiration of statute of limitations for the assessment of taxes	(7,281)	(3,317)
Balance at December 31	$31,380	$29,144

As of December 31, 2017 and December 31, 2018 our gross unrecognized tax benefits were $31.4 million and $29.1 million, respectively (including interest and penalties), of which $27.8 million and $25.6 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2017 and 2018, we had recorded reserves for interest and penalties in the amount of $0.6 million. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2018, the change in the balance of unrecognized tax benefits consisted of an increase of $0.9 million related to current tax positions, an increase of $0.1 million related to prior tax positions, and a decrease of $3.3 million due to the expiration of statute of limitations for the assessment of taxes.
We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States, the United Kingdom and Brazil to be our significant tax jurisdictions. Our Luxembourg, U.S., United Kingdom and Brazilian subsidiaries are subject to income tax examination for periods after December 31, 2012. Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.
Certain of our UK and U.S. subsidiaries have been in a dispute with the Indian tax administration over withholding taxes. This dispute stretches over many tax years, some as early as 2001. The assessments we have received for those years are in various stages of appeal, some in the Indian court system. So far, the Indian courts have ruled in our favor. We have been informed that certain lower court decisions are likely to be reviewed by the Indian Supreme Court in the near future. We believe it to be more likely than not that the Indian Supreme Court will rule in our favor. We do not expect even an unfavorable ruling to have any material effect on our results of operations, financial position or cash flows, because most of the disputed withholding taxes relate to customer contracts under which our customers indemnified us for such taxes.
On March 29, 2017, the UK Government gave formal notice of its intention to leave the European Union (“EU”). This notice started the two-year negotiation period to establish the withdrawal terms. Once the UK ultimately withdraws from the EU, existing tax reliefs and exemptions on intra-European transactions will likely cease to apply to transactions between UK entities and EU entities. In addition, transactions with non-EU countries, such as the U.S., may also be affected. As of December 31, 2018, all relevant tax laws and treaties remain unchanged and the tax consequences are unknown. Therefore, we have not recognized any impacts of the withdrawal in the income tax provision as of December 31, 2018. We will recognize any impacts to the tax provision when enacted changes in tax laws or treaties between the UK and the EU or individual EU member states occur, but no later than the date of the withdrawal.
On December 13, 2018, the Internal Revenue Service and the Department of the Treasury released proposed regulations with respect to the BEAT. The BEAT is a minimum tax established by the Act that excludes certain payments made by U.S. corporations or subsidiaries to foreign related parties from the determination of taxable income. The proposed regulations clarify which taxpayers are subject to the BEAT and how the BEAT rules apply to certain payments and transactions. The proposed regulations, if adopted, would be effective for the Company for its 2018 tax year. The proposed regulations could result in additional payments and transactions of the Company being subject to the BEAT which could increase the Company’s tax expense and cash taxes. It is unclear when the proposed regulations will be adopted, whether they will be adopted in their current form or whether they will be adopted at all. The Company is currently evaluating the impact that the proposed regulations could have on its future tax expense. The Company has not included any impacts from the proposed regulations in its tax provision as of and for the year ended December 31, 2018.